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                                               TRANSAMERICA CORPORATION AND SUBSIDIARIES
                                                          As of March 1, 1999


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Transamerica Corporation - DE
   ARC Reinsurance Corporation - HI
      Transamerica Management, Inc. - DE
         Criterion Investment Management Company - TX
   Inter-America Corporation - CA
   Pyramid Insurance Company, Ltd. - HI
      Pacific Cable Ltd. - Bermuda
   RTI Holdings, Inc. - DE
   Transamerica Business Technologies Corporation - DE
   Transamerica CBO I, Inc. - DE
   Transamerica Corporation (Oregon) - OR
   Transamerica Finance Corporation - DE
      TA Leasing Holding Co., Inc. - DE
      Trans Ocean Ltd. - DE
         Trans Ocean Container Corp. - DE
            SpaceWise Inc. - DE
            Trans Ocean Container Finance Corp. - DE
            Trans Ocean Leasing Deutschland GmbH - Germany
            Trans Ocean Leasing PTY Limited - Australia
            Trans Ocean Management S.A. - Switzerland
            Trans Ocean Regional Corporate Holdings - CA
            Trans Ocean Tank Services Corporation - DE
      Transamerica Leasing Inc. - DE
         Better Asset Management Company LLC - DE
         Transamerica Leasing Holdings Inc. - DE
            Greybox Logistics Services Inc. - DE
            Greybox L.L.C. - DE
               Transamerica Trailer Leasing S.N.C. - France
            Greybox Services Limited - U.K.
            Intermodal Equipment, Inc. - DE
               Transamerica Leasing N.V. - Belgium
               Transamerica Leasing SRL - Italy.
            Transamerica Distribution Services Inc. - DE
            Transamerica Leasing Coordination Center - Belgium
            Transamerica Leasing do Brasil Ltda. - Brazil
            Transamerica Leasing GmbH - Germany
            Transamerica Leasing Limited - U.K.
               ICS Terminals (UK) Limited - U.K.
            Transamerica Leasing Pty. Ltd. - Australia
            Transamerica Leasing (Canada) Inc. - Canada
            Transamerica Leasing (HK) Ltd. - Hong Kong
            Transamerica Leasing (Proprietary) Limited - South Africa Transamerica Tank Container Leasing Pty. Limited - Australia Transamerica Trailer Holdings I Inc. - DE
            Transamerica Trailer Holdings II Inc. - DE
            Transamerica Trailer Holdings III Inc. - DE
            Transamerica Trailer Leasing AB - Sweden
            Transamerica Trailer Leasing AG - Switzerland
            Transamerica Trailer Leasing A/S - Denmark
            Transamerica Trailer Leasing GmbH - Germany
            Transamerica Trailer Leasing (Belgium) N.V. - Belgium
            Transamerica Trailer Leasing (Netherlands) B.V. - Netherlands Transamerica Trailer Spain S.A. - Spain


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            Transamerica Transport Inc. - NJ
         Transamerica Commercial Finance Corporation, I  - DE
            BWAC Credit Corporation  - DE
            BWAC International Corporation  - DE
            BWAC Twelve, Inc.  - DE
               TIFCO Lending Corporation  - IL
               Transamerica Insurance Finance Corporation  - MD
                  Transamerica Insurance Finance Company (Europe) - MD Transamerica Insurance Finance Corporation, California - CA Transamerica Insurance Finance Corporation, Canada - Ontario

            Transamerica Business Credit Corporation  - DE
               The Plain Company  - DE
               TA Air I, Corp.  - DE
               TA Air II, Corp.  - DE
               TA Air III, Inc.  - DE
               TA Air IV, Corp.  - DE
               TA Air V, Corp.  - DE
               TA Air VI, Corp.  - DE
               TA Air VII, Corp.  - DE
               TA Air VIII, Corp.  - DE
               TA Air IX, Corp.  - DE
               TA Air X Corp.  - DE
               TA Air East, Corp.  - DE
               TA Marine I Corp.  - DE
               TA Marine II Corp.  - DE
               Direct Capital Equity Investment, Inc.  -  DE
                  Direct Capital Partners, L.P. - DE (1)
                     Inland Water Transportation, LLC - DE (2)
               TBC I, Inc.  -  DE
                  FACTA, L.L.P. - IL (3)
               TBC II, Inc.  -  DE
               TBC III, Inc.  -  DE
                  Transcap Trade Finance - IL (4)
               TBC IV, Inc.  -  DE
               TBC V, Inc.  -  DE
                  Breakthrough Funding, L.L.P. - IL (5)
               TBC VI, Inc. - DE
                  Presidential Business Credit, LLP (6)
               TBC Tax I, Inc.  - DE
               TBC Tax II, Inc.  - DE
               TBC Tax III, Inc.  - DE
               TBC Tax IV, Inc.  - DE
               TBC Tax V, Inc.  - DE
               TBC Tax VI, Inc.  - DE

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(1)  Joint Venture - Direct Capital Equity Investments, Inc. owns a 75% interest and Transamerica Business Credit Corporation owns a 8.33% interest.
(2)  Joint Venture - Direct Capital Partners, L.P. owns a 80% interest.
(3)  Joint Venture - TBC I, Inc. owns a 50% interest.
(4) Joint Venture - TBC III, Inc. owns a 50% interest in this general partnership.
(5)  Joint Venture - TBC V, Inc. owns a 40% interest.
(6)  Joint Venture - TBC VI, Inc. owns a 50% interest.


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               TBC Tax VII, Inc.  - DE
               TBC Tax VIII, Inc.  - DE
               TBC Tax IX, Inc.  - DE
               Bay Capital Corporation  - DE
               Gulf Capital Corporation  - DE
               Coast Funding Corporation  - DE
               Transamerica Business Advisory Group, Inc.  -  DE
               Transamerica Mezzanine Financing, Inc.  -  DE
               Transamerica Small Business Capital, Inc.  -  DE
               Emergent Business Capital Holdings Corporation - DE
            Transamerica Distribution Finance Corporation  - DE
               Transamerica Accounts Holding Corporation  - DE
               Transamerica Inventory Finance Corporation  - DE
                  BWAC Seventeen, Inc.  - DE
                     Transamerica Commercial Finance Corporation, Canada  - Canada
                        Transamerica Acquisition Corporation, Canada   - Canada
                           Cantrex Group, Inc.  -  Canada  (7)
                     Transamerica Commercial Finance Canada, Limited  - Ontario



                  BWAC Twenty-One, Inc.  - DE
                     Transamerica Commercial Holdings Ltd. - U.K.
                        Transamerica Commercial Finance Limited  -  U.K.
                           TDF Credit Insurance Services Limited - U.K. (8)
                           Transamerica Distribution Capital Services Iberica, S.A. - Spain
                           WFC Polska Sp. z o.o.  - Poland
                        Transamerica Trailer Leasing Limited - NY (9)
                     OBDH, Ltd. - U.K. (10)
                  Transamerica Commercial Finance Corporation  - DE
                     TCF Asset Management Corporation  - CO
                     Transamerica Joint Ventures, Inc.  - DE
                        Amana Finance - IL (11)
                        American Standard Financial Services - IL (12)
                        Penske Financial Services - IL (13)
                        Polaris Acceptance - IL (14)
                     Transamerica Distribution Finance Corporation de Mexico  - Mexico
                        TDF de Mexico  - Mexico
                        Transamerica Corporate Services de Mexico  - Mexico
                     Transamerica Distribution Finance - Overseas, Inc.  - DE
                        TDF Mauritius Limited  - Mauritian LLC
                           Transamerica Apple Distribution Finance, PLC - India (15)

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(7)  Joint Venture - Transamerica Acquisition  Corporation,  Canada owns a 76.2%
     interest.
(8)  Joint  Venture  -  Transamerica  Commercial  Finance  Limited  owns  a  75%
     interest.
(9)  Joint Venture - Transamerica Commercial Holdings Ltd. owns a 51% interest.
(10) Joint Venture - BWAC Twenty-One, Inc. owns a 33.3% interest.
(11) Joint Venture - Transamerica Joint Ventures, Inc. owns a 50% interest in this general partnership.
(12) Joint Venture - Transamerica Joint Ventures, Inc. owns a 50% interest in this general partnership.
(13) Joint Venture - Transamerica Joint Ventures, Inc. owns a 50% interest in this general partnership.
(14) Joint Venture - Transamerica Joint Ventures, Inc. owns a 50% interest in this general partnership.
(15) Joint Venture - TDF Mauritius Limited owns a 65% interest.


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                  Transamerica GmbH, Inc.  -  DE
                     Transamerica Financieringsmattschappij B.V. - Netherlands Transamerica GmbH - Germany
                  Transamerica Commercial Finance France S.A.  - France
               Transamerica Retail Financial Services Corporation  - DE
                  Transamerica Bank N.A.
                  Transamerica Consumer Finance Holding Company - DE
                     Transamerica Mortgage Company - DE
                     Transamerica Consumer Mortgage Receivables Corporation - DE Metropolitan Mortgage Company - FL
                        Easy Yes Mortgage, Inc.  - FL
                        Easy Yes Mortgage, Inc. (Georgia)  - GA
                        First Florida Appraisal Services, Inc.  - FL
                        First Georgia Appraisal Services, Inc. - GA
                        Freedom Tax Services, Inc.  -  FL
                        J.J.&W. Advertising, Inc.  -  FL
                        J.J.&W. Realty Services, Inc.  -  FL
                        Liberty Mortgage Company of Ft. Myers, Inc. - FL Metropolis Mortgage Co. - FL
                        Perfect Mortgage Company  - FL
                     Pacific Agency, Inc. - IN
                  Transamerica Vendor Financial Services Corporation  - DE
               Transamerica Equipment Financial Services Corporation  - DE
                  TA Air XI Corp.  - DE
                  Transamerica Public Finance LLC - DE
            Transamerica Home Loan - CA
            Transamerica HomeFirst, Inc. - CA
            Transamerica Lending Company - DE
         Transamerica Financial Products, Inc. - CA


         Transamerica Insurance Corporation of California - CA
            Arbor Life Insurance Company - AZ
            Bulkrich Trading Limited - HK
            Plaza Insurance Sales, Inc. - CA
            Transamerica Advisors, Inc. - CA
            Transamerica Annuity Service Corporation - NM
            Transamerica Financial Resources, Inc. - DE
            Financial Resources Insurance Agency of Texas - TX
            TBK Insurance Agency of Ohio, Inc. - OH
            Transamerica Financial Resources Insurance Agency of Alabama, Inc. - AL
            Transamerica Financial Resources Insurance Agency of Massachusetts, Inc. - MA
            Transamerica International Insurance Services, Inc. - DE
               Home Loans and Finance Ltd. - U.K.
            Transamerica Occidental Life Insurance Company - CA
            NEF Investment Company - CA
            Transamerica China Investments Holdings Limited - Hong Kong
            Transamerica International RE (Bermuda) Ltd. - Bermuda
            Transamerica Life Insurance and Annuity Company - NC
               Gemini Investments, Inc. - DE
               Transamerica Assurance Company - MO


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            Transamerica Life Insurance Company of Canada - Canada
            Transamerica Life Insurance Company of New York - NY
            Transamerica South Park Resources, Inc. - DE
            USA Administration Services, Inc. - KS
            Transamerica Products, Inc. - CA
            Transamerica Products I, Inc. - CA
               Transamerica Products II, Inc. - CA
            Transamerica Products IV, Inc. - CA
         Transamerica Securities Sales Corporation - MD
            Transamerica Service Company - DE
         Transamerica Intellitech, Inc. - DE
         Transamerica International Holdings, Inc. - DE
         Transamerica Investment Services, Inc. - DE
         Transamerica LP Holdings Corp. - DE
         Transamerica Pacific Insurance Company, Ltd. - HI
         Transamerica Real Estate Tax Service (A Division of Transamerica Corporation) - N/A
            Transamerica Flood Hazard Certification (A Division of Transamerica Real Estate Tax Service) - N/A
         Transamerica Realty Services, Inc. - DE
            Bankers Mortgage Company of California - CA
            Pyramid Investment Corporation - DE
            The Gilwell Company - CA
            Transamerica Affordable Housing, Inc. - CA
            Transamerica Minerals Company - CA
            Transamerica Oakmont Corporation - CA
            Ventana Inn, Inc. - CA
         Transamerica Senior Properties, Inc. - DE
            Transamerica Senior Living, Inc. - DE
         TREIC Enterprises, Inc. - DE
            TerraPoint, LLC  - DE (16)

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(16) Joint Venture - TREIC Enterprises, Inc. owns a 83% interest.
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